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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) : MAY 9, 2001

                           COMMISSION FILE NO. 1-10403

                              TEPPCO PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       DELAWARE                                                76-0291058
(STATE OF INCORPORATION                                     (I.R.S. EMPLOYER
   OR ORGANIZATION)                                       IDENTIFICATION NUMBER)

                               2929 ALLEN PARKWAY
                                  P.O. BOX 2521
                            HOUSTON, TEXAS 77252-2521
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (713) 759-3636
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS

     On July 20, 2000, TEPPCO Partners, L.P. (the "Partnership") completed an acquisition of certain assets from ARCO Pipe Line Company ("ARCO"), a wholly owned subsidiary of Atlantic Richfield Company, for $322.6 million, which included $4.1 million of acquisition related costs. The purchase included ARCO's 50-percent ownership interest in Seaway Crude Pipeline Company ("Seaway"). Seaway's crude pipeline carries mostly imported crude oil from a marine terminal at Freeport, Texas, to Cushing, Oklahoma and from a marine terminal at Texas City, Texas to the refineries in the Texas City and Houston areas. The Partnership assumed ARCO's role as operator of this pipeline. The Partnership also acquired ARCO's crude oil terminal facilities in Cushing and Midland, Texas, including the line transfer and pumpover business at each location; an undivided ownership interest in both the Rancho Pipeline, a crude oil pipeline from West Texas to Houston, and the Basin Pipeline, a crude oil pipeline running from Jal, New Mexico, through Midland to Cushing, both of which are operated by another joint owner; and the receipt and delivery pipelines known as the West Texas Trunk System, which is located around the Midland terminal. The acquisition was accounted for under the purchase method of accounting.

     On October 16, 2000 the Partnership received a settlement notice from ARCO for payment of a net aggregate amount of approximately $12.9 million in post-closing adjustments related to the purchase of the ARCO assets. A large portion of the requested adjustment relates to ARCO's indemnity for payment of accrued income taxes. The Partnership is disputing a substantial portion of the adjustments. The Partnership does not believe that payment of any amount ultimately determined would have a material adverse impact on the Partnership's financial condition and results of operations.

     The Partnership is filing this document to update the pro forma information previously filed on Form 8-K/A on October 3, 2000.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               TEPPCO Partners, L.P.
                               (Registrant)

                               By: Texas Eastern Products Pipeline Company, LLC,
                                   General Partner

                                            /s/ CHARLES H. LEONARD
                                   ---------------------------------------------
                                              Charles H. Leonard
                                    Sr. Vice President, Chief Financial Officer
                                                and Treasurer


Date: May 9, 2001

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ITEM 7. STATEMENTS AND EXHIBITS

     b)   PRO FORMA FINANCIAL INFORMATION

     The following table sets forth the summary unaudited pro forma condensed combined statement of income which is presented to give effect to the July 20, 2000 purchase of certain assets from ARCO by the Partnership, which was accounted for pursuant to the purchase method of accounting. The information was prepared based on the following assumptions:

     o The statement of income assumes that the purchase was consummated on January 1, 2000.

     o The expected cost savings through the consolidation of the corporate headquarters of the two entities, the elimination of duplicate staffs and expenses, and improved operating efficiencies are excluded from the pro forma condensed combined statement of income. A significant portion of the savings is expected to be realized in the year ending December 31, 2001 and substantially all of the amount is expected to be realized in the year ending December 31, 2002.

     The unaudited pro forma condensed combined statement of income is presented for illustration purposes only and is not necessarily indicative of the results of operations which would have occurred had the acquisition been consummated on the date indicated above, nor is it necessarily indicative of future results of operations. The unaudited pro forma condensed combined income statement should be read in conjunction with the historical consolidated financial statements of the Partnership and the historical combined financial statements of ARCO Pipe Line Company's APL Business ("APL Business") and Seaway Crude Pipeline Company, each as previously filed with the Securities and Exchange Commission. Certain reclassifications have been made to the APL Business' historical statement of income to reflect the Partnership's presentation of financial information. A pro forma consolidated balance sheet is not provided because the acquisition has been reflected in the Partnership's consolidated balance sheet at December 31, 2000 included in the Partnership's 2000 Form 10-K for the year ended
December 31, 2000.

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                              TEPPCO PARTNERS, L.P.
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 2000
                     (IN THOUSANDS, EXCEPT PER UNIT AMOUNTS)

                                                            Historical                        Pro Forma
                                                   ----------------------------     -------------------------------
                                                      TEPPCO           APL
                                                   Partners, LP      Business       Adjustments          Combined
                                                   ------------     -----------     -----------         -----------

Operating revenues:
  Sales of crude oil and petroleum products        $ 2,821,943      $        --                         $ 2,821,943
  Transportation - Refined products                    119,331               --                             119,331
  Transportation - LPGs                                 73,896               --                              73,896
  Transportation - Crude oil and NGLs                   24,533           10,341                              34,874
  Mont Belvieu operations                               13,334               --                              13,334
  Pipeline services                                         --            5,724                               5,724
  Other                                                 34,904              171                              35,075
                                                   -----------      -----------     -----------         -----------
    Total operating revenues                         3,087,941           16,236              --           3,104,177
                                                   -----------      -----------     -----------         -----------
Costs and expenses:
  Purch. of crude oil and petrol. products           2,794,604               --                           2,794,604
  Operating, general and administrative                104,918            9,963           2,041 (a)         116,922
  Operating fuel and power                              34,655               --                              34,655
  Depreciation and amortization                         35,163            2,043             107 (b)          36,707
                                                                                          1,437 (b)
                                                                                         (1,094)(c)
                                                                                           (949)(c)
  Taxes - other than income taxes                       10,576               --                              10,576
  Other                                                     --              575                                 575
                                                   -----------      -----------     -----------         -----------
    Total costs and expenses                         2,979,916           12,581           1,542           2,994,039
                                                   -----------      -----------     -----------         -----------
    Operating income                                   108,025            3,655          (1,542)            110,138

Interest expense                                       (48,982)              --         (15,098)(d)         (65,629)
                                                                                         (1,549)(d)
Interest capitalized                                     4,559               --                               4,559
Equity in earnings of Seaway Crude Pipeline Co.         12,214           13,794            (830)(b)          25,178
Other income - net                                       2,349               --                               2,349
                                                   -----------      -----------     -----------         -----------
    Income before minority interest and
      income tax provision                              78,165           17,449         (19,019)             76,595

Minority interest                                         (789)              --              15 (e)            (774)

Income tax provision                                        --            5,379          (5,379)(f)              --
                                                   -----------      -----------     -----------         -----------
    Net income                                     $    77,376      $    12,070     $   (13,625)        $    75,821
                                                   ===========      ===========     ===========         ===========

Net Income Allocation:
Limited Partner Unitholders                             56,091                                               54,963
Class B Unitholder                                       7,385                                                7,237
General Partner                                         13,900                                               13,621
                                                   -----------                                          -----------
Total net income allocated                         $    77,376                                          $    75,821
                                                   ===========                                          ===========
Basic and diluted net income per Limited
  Partner and Class B Units                        $      1.89                                          $      1.85
                                                   ===========                                          ===========
Weighted Average Limited Partner
  and Class B Units outstanding                         33,594                                               33,594
                                                   ===========                                          ===========

        See accompanying notes to unaudited pro forma condensed combined statement of income.

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                              TEPPCO PARTNERS, L.P.
       NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

     The acquisition was accounted for using the purchase method of accounting with the Partnership acquiring the APL Business. Under this method of accounting, the Partnership recorded the assets and liabilities of the APL Business at fair market value as of the date of closing, with any excess purchase price reflected as goodwill.

     The following notes set forth the explanations and assumptions used in the preparation of the unaudited pro forma condensed combined statement of income. The pro forma adjustments are based on the best estimate of the Partnership's management using information currently available.

     The allocation of the purchase price paid and the financing of the acquisition are summarized as follows (in thousands):

Purchase price paid:

     Proceeds of bank debt issued for purchase price                                        $ 318,500
     Acquisition costs                                                                          4,140
                                                                                            ---------
                                                                                              322,640
                                                                                            ---------
Allocated to:

    Working capital, net                                                                       (6,177)
    Property, plant and equipment                                                              95,252
    Investment in Seaway Crude Pipeline Company                                               228,312
    Other assets                                                                                   30
                                                                                            ---------

         Total allocation to identifiable assets and liabilities                              317,417
                                                                                            ---------

Goodwill (excess purchase price over allocation to identifiable assets and liabilities)     $   5,223
                                                                                            =========

     The historical amounts for the APL Business represent activity for the period January 1, 2000 through July 20, 2000, the acquisition date. The pro forma adjustments relate to this period, as the effects of the acquisition subsequent to July 20, 2000 are included in the historical results of the Partnership.

     On October 16, 2000 the Partnership received a settlement notice from ARCO for payment of a net aggregate amount of approximately $12.9 million in post-closing adjustments related to the purchase of the ARCO assets. A large portion of the requested adjustment relates to ARCO's indemnity for payment of accrued income taxes. The Partnership is disputing a substantial portion of the adjustments. The Partnership does not believe that payment of any amount ultimately determined would have a material adverse impact on the Partnership's financial condition and results of operations. No pro forma effect has been made for this post-closing dispute.

     The following adjustments were made to the unaudited pro forma condensed combined statement of income pursuant to the purchase method of accounting:

     (a) To reverse the historical APL Business employee benefits income and record estimated employee benefits expense for the APL Business employees assuming participation in the Partnership's benefit plans.

     (b) To record pro forma depreciation expense ($1,437) and amortization of goodwill ($107) and excess cost for Seaway ($830) resulting from the purchase price allocation. Goodwill and excess cost for Seaway over the underlying equity in net assets are assumed to be amortized over a period of 20 years and property, plant, and equipment depreciated over estimated remaining lives ranging from five years to 40 years.

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                              TEPPCO PARTNERS, L.P.
                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                       STATEMENT OF INCOME - (CONTINUED)

     (c) To reverse the historical amortization expense resulting from ARCO's excess investment in Seaway ($1,094) and the historical depreciation expense of the APL Business ($949).

     (d) To reflect the increase in interest expense resulting from the issuance of debt for the cash portion of the purchase price ($15,098) and the related estimated debt issuance costs ($1,549). The interest rate on the credit facilities used to initially finance the acquisition is assumed to be 8.3%. Debt issue costs of approximately $7.1 million are assumed to be amortized over the anticipated life of the credit facilities. Assuming market interest rates change by 1/8 percent, the potential annual change in interest expense is approximately $0.4 million.

     (e) To record the effect of the pro forma statement of income adjustments on minority interest expense.

     (f) To eliminate the APL Business income tax provision as the Partnership is not a taxable entity.

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